EXODUS COMMUNICATIONS, INC.
                         EQUIPMENT PURCHASE AGREEMENT

This Equipment Purchase Agreement (the "Agreement") is entered into between Exodus Communications, Inc.
("Exodus") and GBID(the "Customer") is entered into as of May 10, 1999 (the "Effective Date").

N O W, T H E R E F O R E, in consideration of the premises and mutual promises herein contained, Customer agrees to purchase and Exodus agrees to deliver to Customer the equipment
(the "Equipment") set forth on Order Form attached hereto as Exhibit A, as follows:

1.  SHIPPING AND HANDLING.  All Equipment is provided FOB Santa
Clara, California. Shipment will be made as specified by Customer and Customer is solely responsible for all expenses in connection with the delivery of the Equipment. The Equipment will be deemed accepted by Customer upon receipt.

2. PURCHASE PRICE AND TAXES. Customer shall pay to Exodus the purchase price as defined on Exhibit A hereto ("Purchase Price") for each item of Equipment. Customer hereby grants and Exodus reserves a security interest in the Equipment and the proceeds thereof as a security for its obligations hereunder until payment of the full Purchase Price to Exodus. The Purchase Price is due and payable prior to delivery of the Equipment. Customer shall pay all taxes and other governmental charges assessed in connection with the rental, use or possession of the Equipment including, without limitation, any and all sales and/or use taxes and personal property taxes (other than taxes on Exodus' net income).

3. TITLE. Customer shall acquire title to the Equipment upon full payment of the purchase price(s) set forth herein. Notwithstanding the foregoing, Exodus and any licensor of rights to Exodus shall retain title to and rights in the intellectual property (whether or not subject to patent or copyright) and content contained in the materials supplied under the terms of this Agreement.

4. SELECTION OF EQUIPMENT; MANUFACTURER WARRANTY. Customer acknowledges that is has selected the Equipment and disclaims any statements made by Exodus. Customer acknowledges and agrees that use and possession of the Equipment by Customer shall be subject to and controlled by the terms of any manufacturer's or, if appropriate, supplier's warranty, and Customer agrees to look solely to the manufacturer or, if appropriate, supplier with respect to all mechanical, service and other claims, and the right to enforce all warranties made by said manufacturer are hereby, to the extent Exodus has the right, assigned to Customer.
THE FOREGOING WARRANTY IS THE EXCLUSIVE WARRANTY AND IS IN LIEU OF
ANY ORAL REPRESENTATION AND ALL OTHER WARRANTIES AND DAMAGES, WHETHER EXPRESSED, IMPLIED OR STATUTORY. EXODUS HAS NOT MADE NOR DOES MAKE ANY OTHER WARRANTIES OF ANY KIND, EXPRESSED OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY,
OR OF NONINFRINGEMENT OF THIRD PARTY RIGHTS AND AS TO EXODUS AND ITS ASSIGNEES, CUSTOMER PURCHASES THE EQUIPMENT "AS IS".

5. LIMITATION OF LIABILITY. Exodus' entire liability for any damages which may arise hereunder, for any cause whatsoever, and regardless of the form of action, whether in contract or in tort, including Exodus' negligence, or otherwise, shall be limited to the Purchase Price paid by Customer for the Equipment. IN NO EVENT WILL EXODUS BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, OR FOR ANY LOSS OF BUSINESS OR PROSPECTIVE BUSINESS OPPORTUNITIES, PROFITS, SAVINGS, INFORMATION, USE OR OTHER COMMERICAL OR ECONOMIC LOSS, EVEN IF EXODUS
HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

6. GOVERNING LAW; DISPUTE RESOLUTION. This Agreement is made under and will be governed by and construed in accordance with the laws of the State of California (except that body of law controlling conflicts of law) and specifically excluding from application to this Agreement that law known as the United Nations Convention on the International Sale of Goods. The parties will endeavor to settle amicably by mutual discussions any disputes, differences, or claims whatsoever related to this Agreement. Failing such amicable settlement, any controversy, claim, or dispute arising under or relating to this Agreement, including the existence, validity, interpretation, performance, termination or breach thereof, the parties to this Agreement hereby consent to jurisdiction and venue in the courts of the state of California and in the U.S. District Courts in the City of San Francisco, California.

7. MISCELLANEOUS. The above terms and conditions are the only terms and conditions upon which Exodus is willing to sell the Equipment and supersedes all previous agreements, promises or representations, oral or written. Any additional or different terms in any purchase order or other response by Customer shall be deemed objected to by Exodus without need of further notice of objection, and shall be of no effect or in any way binding upon Exodus. No waiver of any breach or default by or failure to require strict performance of Customer shall waive any other breach or default. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument. Once signed, any reproduction of this Agreement made by reliable means (e.g., photocopy, facsimile) is considered an original. This Agreement may be changed only by a written document signed by authorized representatives of Exodus and Customer.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the Effective Date first set out above.

EXODUS COMMUNICATIONS INC.		GLOBAL BUSINESS INFORMATION DIRECTORY, INC.

By:					By:  /s/Stephen Carmichael

Name:					Name:  STEPHEN CARMICHAEL

Title:					Title:  PRESIDENT/CEO

Customer Name:         Global
Customer Name:         Global Business Information Directory
Form Date:             1/15/99
Form No.:              0115-2c
Installation Site(s):  Seattle IDC


Server Housing:

Internet Data      Brief Description              Qty   Unit   Extended   Extended
Center Services    (Detailed description                Price  Non-       Monthly
                    attached)                                  Recurring  Fees
                                                               Fees
EXO-RACK-50        CyberRack (19" or 23"            1   $600              $940
                              Half Rack)
EXO-RACK-51SU      CyberRack Setup                  1   $600   $1,000
                                                               ________   ______
                   Total:                                      $1,000     $940


Management Services:

Internet Data      Brief Description              Qty   Unit   Extended   Extended
Center Services    (Detailed description                Price  Non-       Monthly
                    attached)                                  Recurring  Fees
                                                               Fees
EXO-SHMS-PRO       SystemHealth Monitoring         4    $440              $1,760
                    Pro for NT
NT                 Systems (Per application
                    server)
EXO-BCMM           Tape Media Management           1    $440              $  440
EXO-BCMM-SU        Setup-Tape Media Management     1    $440   $440
                                                               _________  _______
                   Total:                                      $440       $2,200


                    INTERNET DATA CENTER SERVICES
                             ORDER FORM

Customer Name:         Global
Customer Name:         Global Business Information Directory
Form Date:             1/15/99
Form No.:              0115-2c
Installation Site(s):  Seattle IDC
Type of Service(s):    New

Ethernet (10 Mbps) Usage Based Bandwidth Service:

Internet Data      Brief Description              Qty   Unit   Extended   Extended
Center Services    (Detailed description                Price  Non-       Monthly
                    attached)                                  Recurring  Fees
                                                               Fees
EXO-ETHER-UI       1 Mbps base Ethernet with       1   $1,100            $1,100
                   10 Mbps burstability
EXO-ETHER-SU       Semp-Ethernet Network           1   $1,100 $1,100
                                                               ________   ______
                   Total:                                      $1,100     $1,100


Variable Usage above 1 Mbps Base:

Internet Data      Brief Description                    Qty    Per Megabit
Center Services    (Detailed description attached)

EXO-ETHER-UV       Variable Usage Cost per Megabit        1     $1,430
                   Above Base Amount ($/megabit)


Customer Name:         Global
Customer Name:         Global Business Information Directory
Form Date:             1/15/99
Form No.:              0115-2d
Installation Site(s):  Seattle IDC


Telco Provisioning:

Product Number     Description                 Qty   NRC    MRC

EXO-XCON-POTS      POTS Cross Connection         1   $60
                   Total:                            $60

Note:
"Lead time is normally 5 to 7 weeks. The exact installation time will be determined by the specified local telecommunications company."

                   EXODUS COMMUNICATIONS, INC.
           INTERNET DATA CENTER SERVICES ORDER FORM
                     SERVICES AND PRICES

Customer Name:         Global Business Information Directory
Form Date:             1/15/99
Form No.:              0115-2

IMPORTANT INFORMATION:

(1) By submitting this Internet Data Center Services Order Form (Form) to Exodus Communications, Inc. (Exodus), Customer hereby places an order for the Internet Data Center Services described herein pursuant to the terms and conditions of the Internet Data Center Services Agreement between Customer and Exodus (IDC Agreement).
(2) Billing. With the exception of Setup Fees, will commence on the earlier of the Installation Date indicated below or the date Customer actually installs its equipment or Exodus begins providing Internet Data Center Services. All Setup Fees will be billed upon receipt of a Customer signed IDC Services Order Form.
(3) Exodus will provide the Internet Data Center Services pursuant to the terms and conditions of the IDC Agreement, which incorporates this Form. The terms of this Form supersede, and by accepting this Form Exodus hereby rejects any conflicting or additional terms provided by Customer in connection with Exodus' provision of Internet Data Center Services. If there is a conflict between this Form and any other Form provided by Customer and accepted by Exodus, the Form with the latest date will control.
(4) Exodus will not be bound by or required to provide Internet Data Center Services pursuant to this Form or the IDC Agreement until each is signed by an authorized representative of Exodus.

Customer to complete:

CUSTOMER HAS READ, UNDERSTANDS AND HEREBY SUBMITS THIS ORDER.

Installation Date:  4 days or install April 30, 1999
Submitted By:  /s/Stephen Carmichael
Print Name: Stephen Carmichael
Title:  President/CEO
Submission Date:  24/02/99

Exodus Communications, Inc. Acceptance

/s/Sue Irvine
Date: 4/10/99